UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): July 20, 2007

CLEVELAND BIOLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12465	20-0077155
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

73 High Street, Buffalo, New York 14203
(Address of principal executive offices)

Registrant’s telephone number, including area code: (716) 849-6810

11000 Cedar Avenue., Suite 290, Cleveland, Ohio 44106
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

As set forth in the Sponsored Research Agreement between Cleveland BioLabs, Inc. (the “Company”) and Roswell Park Cancer Institute Corporation attached as an exhibit to the Company’s Form 8-K dated January 12, 2007, the Company's principal executive offices were to be relocated from 11000 Cedar Avenue, Suite 290 to a facility on or near the campus of Roswell Park Cancer Institute.

On July 20, 2007, the Company substantially completed its move. The Company’s new address is 73 High Street, Buffalo, New York 14203, and its new principal telephone number is (716) 849-6810. A copy of the lease agreement governing the terms and conditions of the Company’s occupancy along with an amendment thereto are attached as Exhibits 10.1 and 10.2.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Exhibit
10.1	Lease Agreement by and between Cleveland BioLabs, Inc. and 73 High Street LLC commencing as of July 1, 2007.

10.2	First Lease Amendment by and between Cleveland BioLabs, Inc. and 73 High Street LLC dated as of July 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND BIOLABS, INC.

Date: July 20, 2007	By:	/s/ Michael Fonstein
Michael Fonstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Lease Agreement by and between Cleveland BioLabs, Inc. and 73 High Street LLC commencing as of July 1, 2007.

10.2	First Lease Amendment by and between Cleveland BioLabs, Inc. and 73 High Street LLC dated as of July 18, 2007.